SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 10, 2001


                                  VIZACOM INC.
             (Exact name of registrant as specified in its charter)




          DELAWARE                   1-14076                 22-3270045
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)          Identification Number)



     3512 VETERANS MEMORIAL HIGHWAY
            BOHEMIA, NEW YORK                                  11716
(Address of principal executive offices)                    (Zip Code)



                                 (631) 981-5500
              (Registrant's telephone number, including area code)

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Item 5. Other Events
        ------------

Continued Nasdaq Listing
------------------------

         We have been advised by Nasdaq in a letter dated October 10, 2001 that a Nasdaq Listing Qualifications Panel has determined to allow us to remain listed on The Nasdaq SmallCap Market so long as we continue to meet all Nasdaq listing requirements, including that at September 30, 2001 we report financial results that reflect either net tangible assets above $2,000,000 or, in the alternative, stockholders' equity of at least $2,500,000. We expect that this requirement will be satisfied at September 30, 2001. The Panel reserved the right to modify, alter or extend the terms of this ruling after its review of our reported financial results for the quarter ended September 30, 2001.

Bridge Loan Installments
------------------------

         Pursuant to a non-binding letter of intent for us to acquire SpaceLogix, Inc., SpaceLogix has forwarded to us $450,000 in the form of a secured bridge loan. SpaceLogix has agreed to extend to us a series of secured bridge loans in the aggregate amount of $650,000, and in connection therewith receive an aggregate of 400,000 shares of our common stock. We have issued 300,000 shares of our common stock to SpaceLogix in connection with the first two installments of the bridge loan. The third and final bridge loan installment is expected to be made upon execution and delivery of a definitive agreement for our acquisition of SpaceLogix. This loan is collateralized by our interest in the promissory note, dated March 31, 2001, payable by our former Serif Inc. subsidiary to us.

         SpaceLogix is a privately held company specializing in co-location, hosting and network management solutions. The letter of intent with SpaceLogix contemplates that in consideration of the acquisition, and based on certain assumptions, we will issue to SpaceLogix up to 2,150,000 shares of our common stock, and warrants to purchase 400,000 shares of our common stock at an exercise price equal to 110% of the per share closing price on the day such warrants are issued. 750,000 of these shares will be placed in escrow, to be released upon the successful completion, after the consummation of the SpaceLogix acquisition, of a private placement of our common stock to accredited investors that raises at least $1,000,000 to us. The securities sold in the contemplated private placement will not be registered under the Securities Act of 1933 and may not be offered or sold in the U.S. absent registration or an applicable exemption from the registration statement requirements of the Securities Act. We have agreed to enter into good faith negotiations toward reaching a definitive merger agreement, but there is no assurance that a definitive agreement will be reached.

         The description of the proposed merger and all related transactions is qualified in its entirety by the more complete information contained in the letter of intent filed as an exhibit to this Current Report on Form 8-K.


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


Restructuring of Liabilities
----------------------------

         We have reduced or restructured over $1 million of our current liabilities, and thus satisfied one of the key conditions to the execution of a definitive agreement to acquire SpaceLogix.

         In reducing and restructuring approximately $1,400,000 of our liabilities, we have taken the following steps:

         1. We have settled our pending arbitration with Early Bird Capital Inc. by issuing 130,000 shares of our common stock, resulting in the elimination of a liability estimated at approximately $230,000.

         2. Kaufman & Moomjian, LLC, our corporate counsel, has agreed to restructure the approximately $740,000 owed by us to it. This obligation is being reduced by $300,000, and the remainder has been rescheduled into a secured 6.6% note with a series of monthly $25,000 payments starting in January 2002, and with a $150,000 pre-payment upon the closing of a private placement by us. This note is secured by our note received from our former Serif software subsidiary, and this security interest is subordinated to the security interest of SpaceLogix in this note. Neil M. Kaufman, our chairman of the board, is a member of Kaufman & Moomjian, LLC. Separately, we have agreed to pay to Kaufman & Moomjian 20% of any amount received by us from Harvard University in connection with any acquisition by Harvard of any rights in our Harvard Graphics intellectual property.

         3. Vincent DiSpigno and David Salav, two of our officers and directors, have agreed to reduce their annual salaries by $75,000 each, resulting in annual savings to us of approximately $150,000 in fixed costs. Messrs. DiSpigno and Salav have agreed to accept bonus and purchase price adjustments (to the purchase price we paid to them upon acquiring from them our PWR Systems subsidiary) which are based on the net income of our PWR Systems subsidiary over certain base amounts. Messrs. DiSpigno and Salav have also agreed to accept payment of approximately $306,000 remaining on notes owed to them in payments of an aggregate of $25,000 per month starting in January 2002. These notes are secured by our note received from our former Serif software subsidiary, and this security interest is subordinated to the security interest of SpaceLogix and Kaufman & Moomjian in this note.

Additional PWR Merger Consideration
-----------------------------------

         Pursuant to Section 1.13 and 5.14 of the Merger Agreement, dated as of February 28, 2000, among us, PC Workstation Rentals, PWR Acquisition Corp. and David N. Salav and Vincent DiSpigno, and subject to stockholder approval, we plan to issue 104,790 shares of our common stock to each of Mr. Salav and Mr. DiSpigno as an adjustment to the purchase price under such Merger Agreement.


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


Item 7. Financial Statements and Exhibits
        ---------------------------------

(a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

        Not applicable.

(b)     PRO FORMA FINANCIAL INFORMATION

        Not applicable.

(c)     EXHIBITS

        The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit
Number      Description
------      -----------

 10.1       Letter of Intent between Vizacom Inc. and Spacelogix, Inc.

 10.2 Settlement and General Release Agreement, dated as of September 28, 2001, between Vizacom and EarlyBirdCapital.com, Inc.

 10.3 Agreement, dated as of September 30, 2001, between Vizacom and Kaufman & Moomjian, LLC.

 10.4 Letter Agreement, dated September 30, 2001, between Vizacom and Kaufman & Moomjian, LLC.

 10.5       Promissory Note, dated September 30, 2001, payable to Kaufman &
            Moomjian.

 10.6 Security Agreement, dated as of September 30, 2001, between Vizacom and Kaufman & Moomjian.

 10.7 Amendment No. 3, dated as of September 28, 2001, to the Agreement and Plan of Merger, dated as of February 28, 2000, among Vizacom, PWR Acquisition Corp., PC Workstation Rentals, Inc., d/b/a PWR Systems, David N. Salav and Vincent DiSpigno.

 10.8 Amendment No. 1, dated as of September 28, 2001, to Employment Agreement, dated as of March 27, 2000, between Vizacom and David N. Salav.

 10.9 Amendment No. 1, dated as of September 28, 2001, to Employment Agreement, dated as of March 27, 2000, between Vizacom and Vincent DiSpigno.

 10.10 Security Agreement, dated as of September 28, 2001, between Vizacom and David N. Salav and Vincent DiSpigno.

 10.11 Promissory Note, dated as of September 28, 2001, payable by PWR Systems, Inc. to Vincent DiSpigno.

 10.12 Promissory Note, dated as of September 28, 2001, payable by PWR Systems, Inc. to David Salav.

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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    October 19, 2001

                                                     VIZACOM INC.



                                             By:     /s/ Alan W. Schoenbart
                                                 -------------------------------
                                                        Alan W. Schoenbart
                                                  Vice President - Finance and
                                                    Chief Financial Officer

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


                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

 10.1       Letter of Intent between Vizacom Inc. and Spacelogix, Inc.

 10.2 Settlement and General Release Agreement, dated as of September 28, 2001, between Vizacom and EarlyBirdCapital.com, Inc.

 10.3 Agreement, dated as of September 30, 2001, between Vizacom and Kaufman & Moomjian, LLC.

 10.4 Letter Agreement, dated September 30, 2001, between Vizacom and Kaufman & Moomjian, LLC.

 10.5       Promissory Note, dated September 30, 2001, payable to Kaufman &
            Moomjian.

 10.6 Security Agreement, dated as of September 30, 2001, between Vizacom and Kaufman & Moomjian.

 10.7 Amendment No. 3, dated as of September 28, 2001, to the Agreement and Plan of Merger, dated as of February 28, 2000, among Vizacom, PWR Acquisition Corp., PC Workstation Rentals, Inc., d/b/a PWR Systems, David N. Salav and Vincent DiSpigno.

 10.8 Amendment No. 1, dated as of September 28, 2001, to Employment Agreement, dated as of March 27, 2000, between Vizacom and David N. Salav.

 10.9 Amendment No. 1, dated as of September 28, 2001, to Employment Agreement, dated as of March 27, 2000, between Vizacom and Vincent DiSpigno.

 10.10 Security Agreement, dated as of September 28, 2001, between Vizacom and David N. Salav and Vincent DiSpigno.

 10.11 Promissory Note, dated as of September 28, 2001, payable by PWR Systems, Inc. to Vincent DiSpigno.

 10.12 Promissory Note, dated as of September 28, 2001, payable by PWR Systems, Inc. to David Salav.


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